[Evermore Logo] SUMMARY PROSPECTUS April 30, 2014	Evermore Global Value Fund Class A (EVGBX) Class I (EVGIX)

Before you invest, you may want to review the Evermore Global Value Fund’s (the "Fund") Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at www.evermoreglobal.com.  You can also get this information at no cost by calling 866-EVERMORE (866-383-7667) or by sending an e-mail request to info@evermoreglobal.com. The Fund's Prospectus and Statement of Additional Information, both dated April 30, 2014, are incorporated by reference into this Summary Prospectus.

Investment Objective

The Fund seeks capital appreciation by investing in securities from markets around the world, including U.S. markets.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in Class A shares of the Fund.  More information about these and other discounts is available from your financial professional and under “Sales Charge Reductions and Waivers for Class A Shares” on page 15 of the Prospectus.

Shareholder Fees (fees paid directly from your investment)	Class A	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.00%	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption price, whichever is less, on shares redeemed within 12 months of purchase)	None(1)	None
Redemption Fee (as a percentage of amount redeemed, on shares held for 30 days or less)	2.00%	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class I
Management Fees	0.99%	0.99%
Distribution and/or Service (12b-1) Fees	0.25%	None
Other Expenses	0.55%	0.55%
Interest Expense	0.02%	0.02%
Acquired Fund Fees and Expenses(2)	0.03%	0.03%
Total Annual Fund Operating Expenses(3)	1.84%	1.59%
Fee Waiver and/or Expense Reimbursement	-0.19%	-0.19%
Total Annual Fund Operating Expenses After Fee Waiver	1.65%	1.40%

(1)	A 0.75% contingent deferred sales charge (“CDSC”) is imposed on purchases of $1 million or more that are redeemed within 12 months after purchase.

(2)
The Total Annual Fund Operating Expenses do not correlate to the “Ratio of expenses to average net assets, before fees waived” provided in the Financial Highlights section of the Prospectus, which reflects the operating expenses of the Global Value Fund and does not include acquired fund fees and expenses.  Acquired fund fees and expenses are those expenses incurred indirectly by the Fund as a result of investments in shares of one or more investment companies.

(3)
Evermore Global Advisors, LLC (the “Adviser”) has agreed to limit the amount of the Fund’s total annual operating expenses, exclusive of taxes, interest on borrowings, acquired fund fees and expenses, dividends on securities sold short, brokerage commissions, and other expenditures, which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of  the Fund's business, to 1.60%,  and 1.35% of the Fund’s average daily net assets for Class A and Class I shares, respectively.   The Agreement is in effect through May 1, 2015, unless the advisory agreement is terminated by the Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same (taking into account the expense limitation agreement only in the first year).  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$659	$1,032	$1,429	$2,536
Class I Shares	$143	$483	$848	$1,873

Portfolio Turnover

The Fund pays transaction costs, such as commissions and other market-related fees, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 54% of the average value of its portfolio.

Principal Investment Strategies

To achieve its investment objective, the Fund primarily seeks investments in the equity securities of companies that are both undervalued and undergoing change and, to a lesser extent, securities of companies that are deemed to be stressed or distressed (collectively, “special situations”).  Special situations are situations where the securities of a company are expected to appreciate as a result of company-specific developments (also referred to as “catalysts”) rather than general business conditions or movements of the market as a whole.  Catalysts may include management changes, shareholder activism, and operational and financial restructurings (e.g, cost-cutting, asset sales, breakups, spinoffs, mergers, acquisitions, liquidations, share buybacks, recapitalizations, etc.).

The Fund takes an opportunistic approach to global value investing and may invest in securities of issuers located in any country, in any industry, and of any market capitalization (share price times the number of common stock shares outstanding) size.

The Fund will invest at least 40% of its assets, and may invest up to 100% of its assets, in the securities of issuers located in various foreign countries, including both developed and emerging markets.  The Adviser seeks to identify investment opportunities through extensive research and analysis of individual companies, and generally focuses less on stock market conditions or other macro factors.  For these reasons, the Fund may seek investments in the securities of companies that the Adviser believes to be temporarily depressed.

The Fund’s fixed income investments in distressed companies will typically involve the purchase of bank debt, lower-rated or defaulted debt securities, comparable unrated debt securities, or other indebtedness (or participations in the indebtedness) of such companies. The debt securities which the Fund may purchase may either be unrated, or rated in any rating category established by one or more independent rating organizations, such as Standard & Poor’s Ratings Group (“S&P”) or Moody’s Investors Service (“Moody’s”). The Fund may invest in securities that are rated in the medium to lowest rating categories by S&P and Moody’s, some of which may be so-called “junk bonds”. The Fund will invest in debt securities based on their current yields and overall potential for capital appreciation, and therefore, such debt securities will have varying maturity dates.

The Fund may invest a portion of its assets in derivative instruments.  These may include forward contracts, options and futures contracts.  The Fund invests in derivatives primarily to hedge its exposure to foreign currencies, typically through the use of foreign currency derivatives, including currency forward contracts.  The Fund also seeks to hedge exposure to certain markets and securities.

In addition, the  Fund may engage in short sales for the following purposes:  (i) to hedge against declines of long portfolio positions, (ii) in merger arbitrage situations, and (iii) to profit from declining market values of securities that the Adviser deems to be overvalued.

The Fund typically will hold an equity investment (other than an investment involving a merger arbitrage situation) for a substantial period of time (more than one year).  The Adviser will generally sell an investment when it determines that its target value has been reached, when there has been a fundamental change in the business or capital structure of the company which significantly affects the investment’s inherent value, when a position weighting needs to be downsized, when catalysts to recognize value no longer exist, when its original investment thesis changes, or when a better investment opportunity arises.

Although the Fund does not have a policy to concentrate assets in any one industry, the Adviser may, at times, determine that a certain industry or industries offer the best opportunity to achieve the Fund's investment objective, and, therefore, may invest a significant portion of the Fund's total assets in an industry or industries, not to exceed 25% of the market value of the Fund's total assets at the time of purchase.  The Fund expects to invest in a relatively small number of issuers.

Principal Investment Risks

The following is a description of the principal risks of the Fund’s portfolio.  There are various circumstances which could prevent the Fund from achieving its investment objective. It is important to read the provided risk disclosures in their entirety.

Currency Risk. Foreign securities may be issued and traded in foreign currencies.  As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, as well as between currencies of countries other than the U.S.  For example, if the value of the U.S. dollar goes up compared to a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. The Fund may also employ strategies intended to increase exposure to certain currencies. Such currency transactions involve additional risks, and the Fund’s strategies, if unsuccessful, may decrease the value of the Fund.

Debt Securities Risk. The market value of debt securities is affected by changes in prevailing interest rates and the perceived credit quality of the issuer. When prevailing interest rates fall or perceived credit quality is increased, the market values of debt securities generally rise. Conversely, when interest rates rise or perceived credit quality is lowered, the market values of debt securities generally decline. The magnitude of these fluctuations will be greater when the average maturity of the Fund’s securities is longer.

Derivative Investment Risk.  Derivatives are subject to a number of risks, such as interest rate risk, market risk, credit risk, and foreign exchange risk.  Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund may lose more money than its initial investment in the derivative.  A small investment in a derivative could have a relatively large positive or negative impact on the performance of the Fund, potentially resulting in losses to Fund shareholders.

Distressed Company Debt/High Yield Risk. The Fund may invest in high yield securities and lower-rated or unrated securities of similar credit quality of distressed companies (sometimes referred to as “high yield securities” or “junk bonds”) and may be subject to greater levels of credit and liquidity risk than a fund that does not invest in such securities. If the issuer of a security is in default with respect to interest or principal payments, the Fund may lose its entire investment.

Credit Risk. The Fund’s investments in debt securities, including high yield securities and lower-rated or unrated debt securities, include credit risk of the issuer. The value of the Fund’s investments in debt securities may decline if an issuer fails to pay an obligation on a timely basis. If the credit quality of the Fund’s investments in debt securities deteriorates, the value of those investments could decline and the value of the Fund’s shares could decline.

Liquidity Risk. The Fund’s investments in debt securities, including high yield securities and lower-rated or unrated debt securities, include the risk that the securities may be or may become illiquid. Illiquid securities may be difficult to value or sell at an acceptable price, and the Fund may experience a loss with respect to its investments in illiquid securities. The Fund’s investments in non-investment grade fixed income securities will be especially subject to liquidity risk.

Emerging Market Risk.  The risks of foreign investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries. Emerging markets are generally smaller, less developed, less liquid, and more volatile than developed markets. For example, political and economic structures in these countries may be less established and may change rapidly.  These countries also are more likely to experience high levels of inflation, deflation or currency devaluation, which can harm their economies and securities markets and increase volatility.  In fact, short-term volatility in these markets and declines of 50% or more are not uncommon.  Restrictions on currency trading that may be imposed by emerging market countries will have an adverse effect on the value of the securities of companies that trade or operate in such countries.

Focused Portfolio Risk. The Fund may have more volatility and is considered to have more risk than a fund that invests in securities of a greater number of issuers because changes in the value of a single issuer's securities may have a more significant effect, either negative or positive, on the Fund's net asset value (“NAV”). To the extent that the Fund invests its assets in the securities of fewer issuers, the Fund is subject to greater risk of loss if any of those securities becomes impaired.

Foreign Securities Risk.  Securities of companies located outside the U.S. involve additional risks that can increase the potential for losses in the Fund to the extent that it invests in these securities. Investments in foreign securities may be affected by currency controls and exchange rates; different accounting, auditing, financial reporting, and legal standards and practices; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends.  Certain of these risks also may apply to securities of U.S. companies with significant foreign operations.  These risks can increase the potential for losses in the Fund and affect its share price.

Industry Risk.  To the extent the Fund invests a significant portion of its assets in a particular industry, the value of its investments will be affected by factors related to that industry and may fluctuate more widely than that of a fund that invests more broadly across industries.

Management Risk. The Fund is subject to risk that the Adviser will make poor security selections. The Adviser and its portfolio manager apply their own investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will achieve the desired results for the Fund.

Region Risk.  To the extent the Fund invests a significant portion of its assets in a particular geographic region, the value of its investments will be affected by factors related to that region and may fluctuate more widely than that of a fund that invests more broadly across geographic regions.

Regulatory Risk. Foreign companies may not be registered with the SEC and are generally not subject to the regulatory controls imposed on United States issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Foreign companies may not be subject to uniform accounting, auditing and financial reporting standards, corporate governance practices and requirements comparable to those applicable to domestic companies. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce dividend income payable to the Fund’s shareholders.

Short Sale Risk.  This is the risk that the Fund will incur a theoretically unlimited loss if a price of a security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security.

Small and/or Mid-Sized Companies Risk. Investments in securities of small and mid-sized companies tend to be more vulnerable to adverse developments and are more volatile and less liquid than securities of large companies. Compared to large companies, small and mid-sized companies tend to have analyst coverage by fewer Wall Street firms and may trade at prices that reflect incomplete or inaccurate information about the issuers of the securities or have less market interest for such securities.

Special Situations Risk. Investments in special situations (undervalued equities, merger arbitrage situations, distressed companies, etc.) may involve greater risks when compared to other investments the Fund may make due to a variety of factors. For example, mergers, acquisitions, reorganizations, liquidations or recapitalizations may fail or not be completed on the terms originally contemplated, and expected developments may not occur in a timely manner, if at all.

Stock Market Risk.  The trading prices of equity securities fluctuate in response to a variety of factors.  These factors include events impacting a single issuer, as well as political, market and economic developments that affect specific market segments and the stock market as a whole.  The Fund's net asset value or “NAV,” like stock prices generally, will fluctuate within a wide range in response to these factors.  As a result, an investor in the Fund could lose money over short or even long periods.

Value Stock Risk.  Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the opinion of the Adviser, undervalued.  The value of a security believed by the Adviser to be undervalued may never reach what is believed to be its full (intrinsic) value, or such security’s value may decrease.

An investment in the Fund is not a bank deposit or obligation of any bank and is not endorsed or guaranteed by any bank and is not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency.

You could lose money investing in the Fund.

Further information about the Fund’s strategies and risks is provided in the section, “Additional Information about Investment Strategies and Risks of Investing in the Fund”.

Performance

The bar chart and table that follow provide some indication of the risks of investing in the Fund. The bar chart shows the performance of the Fund from year to year. The table shows how the Fund’s average annual returns for one year and since inception compare with those of a broad measure of market performance. The returns in the bar chart are for Class A Shares and do not reflect a sales charge. If the sales charge was reflected, the returns would be lower. The returns in the table reflect the maximum sales load of 5.00% on Class A shares.  The Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated Fund performance information is available by visiting www.evermoreglobal.com or by calling 866-EVERMORE (866-383-7667) (toll free).

Annual Total Return (Year Ended December 31)

Highest quarterly return: 13.34% (for the quarter ended March 31, 2012); lowest quarterly return: -22.67% (for the quarter ended September 30, 2011).

Average Annual Total Returns
(For the periods ended December 31, 2013)
	One Year	Since inception (1/1/10)
Evermore Global Value Fund - Class A (returns reflect maximum sales charge)
Return before taxes	31.08%	4.22%
Return after taxes on distributions	31.08%	3.98%
Return after taxes on distributions and sale of Fund shares	17.59%	3.24%
Evermore Global Value Fund - Class I
Return before taxes	38.21%	5.82%
MSCI All-Country World Index (reflects no deduction for fees, expenses or taxes)	22.80%	10.46%

After-tax returns are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for Class A only, and the after-tax returns for Class I will vary.  The returns in the table above reflect the sales load for Class A.

Investment Adviser

Evermore Global Advisors, LLC is the investment adviser of the Global Value Fund.

Portfolio Manager

David E. Marcus is co-founder, Chief Executive Officer, and Chief Investment Officer of the Adviser.   Mr. Marcus is the Portfolio Manager primarily responsible for the day-to-day management of the Fund and supervises other members of an investment team.  Mr. Marcus has been the Portfolio Manager of the Fund since its inception in January 2010.

Purchase and Sale of Fund Shares

You may purchase or redeem shares of the Fund each day the New York Stock Exchange (“NYSE”) is open. To purchase or sell shares you should contact your financial intermediary or contact Evermore Funds Trust by telephone at (866) 383-7667; by regular, certified or registered mail to Evermore Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701; by express mail to Evermore Funds Trust, c/o U.S. Bank Fund Services, LLC, 615 East Michigan Street, Milwaukee, WI 53202.  You may also purchase shares by wire transfer. The Fund’s initial and subsequent investment minimums generally are as follows:

	Class A	Class I
Minimum Initial Investment	$5,000 for regular accounts; $2,000 for IRAs	$1,000,000 for all accounts

Minimum Additional Investment	$100 for all accounts	$100 for all accounts

Tax Information

Except for tax-advantaged retirement plans and accounts and other tax-exempt investors, you will be subject to tax to the extent the Fund makes distributions of ordinary income or net capital gains. Distributions may be taxable upon withdrawal from retirement accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your advisor or visit your financial intermediary’s website for more information.